Exhibit 99(n)(i)

FORM OF

SCHEDULE A

As of March 31, 20171

The Lord Abbett Family of Funds

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Bond-Debenture Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Developing Growth Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Calibrated Mid Cap Value Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Emerging Markets Currency Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Emerging Markets Local Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Global Opportunity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Fixed Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Core Plus Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Corporate Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Diversified Equity Strategy Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Floating Rate Fund	A, B, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett High Yield Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Inflation Focused Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Growth Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Multi-Asset Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Core Bond Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Short Duration Income Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Total Return Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Ultra Short Bond Fund	A, F, F3, I, R5, R6, T

Lord Abbett Mid Cap Stock Fund, Inc.	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund	A, C, F, F3, I, T

1 As amended on March 31, 2017 to reflect the addition of Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund, each a series of Lord Abbett Investment Trust.

Lord Abbett California Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett High Yield Municipal Bond Fund	A, B, C, F, F3, I, P, T
Lord Abbett Intermediate Tax Free Fund	A, B, C, F, F3, I, P, T
Lord Abbett National Tax-Free Income Fund	A, B, C, F, F3, I, P, T
Lord Abbett New Jersey Tax-Free Income Fund	A, F, F3, I, P, T
Lord Abbett New York Tax-Free Income Fund	A, C, F, F3, I, P, T
Lord Abbett Short Duration High Yield Municipal Bond Fund	A, C, F, F3, I, T
Lord Abbett Short Duration Tax Free Fund	A, B, C, F, F3, I, T

Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Growth Opportunities Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Small Cap Value Series	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Fundamental Equity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Global Core Equity Fund	A, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett Growth Leaders Fund	A, B, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett International Core Equity Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett International Dividend Income Fund	A, B, C, F, F3, I, R2, R3, R4, R5, R6, T
Lord Abbett International Opportunities Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T
Lord Abbett Micro-Cap Growth Fund	A, I
Lord Abbett Micro-Cap Value Fund	A, I
Lord Abbett Value Opportunities Fund	A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, T

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio	VC
Calibrated Dividend Growth Portfolio	VC
Classic Stock Portfolio	VC
Developing Growth Portfolio	VC
Fundamental Equity Portfolio	VC
Growth and Income Portfolio	VC, P
Growth Opportunities Portfolio	VC
International Core Equity Portfolio	VC
International Opportunities Portfolio	VC
Mid Cap Stock Portfolio	VC
Short Duration Income Portfolio	VC
Total Return Portfolio	VC
Value Opportunities Portfolio	VC

Lord Abbett U.S. Government & Government
Sponsored Enterprises Money Market Fund, Inc.	A, B, C, I